                                                                                                    ===============================
American                                                                                               The Lincoln National Life
Legacy                                     American Legacy III Plus                                        Insurance Company
 III LOGO                                    Annuity Application                                          Fort Wayne, Indiana
                                                                                                    ===============================
===================================================================================================================================
Instructions:Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.
===================================================================================================================================
1a   Rights of Accumulation (If additional space is needed, use Section 12.)

     [_]  I own an American Funds mutual fund or American Legacy variable annuity, which may entitle me to a reduced sales charge under the terms of the prospectus. My account numbers are: ____________________________ ___________________________

     [_]  The registration of some of my shares differs. Their account numbers are (may include spouse and/or children under 21):

     Account no.                                       Name                                                SSN
     ----------------------------------------------    -----------------------------------------------     ------------------------
     Account no.                                       Name                                                SSN
     ----------------------------------------------    -----------------------------------------------     -------------------------
====================================================================================================================================
 1b  Contract Owner     Note: Maximum age of Contract Owner is 80.

     _________________________________________________________    Social Security number/TIN  [_][_][_]-[_][_]-[_][_][_][_]
     Full legal name or trust name*
                                                                  Date of birth  [_][_]   [_][_]   [_][_]      [_] Male   [_] Female
     _________________________________________________________                    Month     Day     Year
     Street address

     _________________________________________________________    Home telephone number       [_][_][_] [_][_][_]-[_][_][_][_]
     City                State               ZIP
                                                                  Date of trust* [_][_]   [_][_]  [_][_]       Is trust revocable?*
     _________________________________________________________                    Month     Day    Year        [_] Yes    [_] No
     Trustee name*
                                                                  *This information is required for trusts.
====================================================================================================================================
 1c  Joint Contract Owner       Note: Maximum age of Joint Contract Owner is 80.
                                                                  Social Security number [_][_][_]-[_][_]-[_][_][_][_]
     _________________________________________________________                                             [_] Male   [_] Female
     Full legal name                                              Date of birth  [_][_]   [_][_]  [_][_]   [_] Spouse [_] Non-Spouse
===================================================================================================================================
2a   Annuitant Note: Maximum age of Annuitant is 80.              (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.)

     _________________________________________________________    Social Security number      [_][_][_]-[_][_]-[_][_][_][_]
     Full legal name
                                                                  Date of birth  [_][_]   [_][_]  [_][_]   [_] Male   [_] Female
                                                                                  Month    Day     Year

     _________________________________________________________    Home telephone number       [_][_][_] [_][_][_]-[_][_][_][_]
     Street address

     _________________________________________________________
     City                State               ZIP
------------------------------------------------------------------------------------------------------------------------------------
 2b  Contingent Annuitant       Note: Maximum age of Contingent Annuitant is 80.

     _________________________________________________________    Social Security number [_][_][_]-[_][_]-[_][_][_][_]
     Full legal name
===================================================================================================================================
 3   Beneficiary(ies) of Contract Owner (List additional beneficiaries on separate sheet. If listing children, use full legal names.)
     _________________________________________________________    ______________________________     _______________   ________%
     Full legal name or trust name* [_] Primary [_] Contingent    Relationship to Contract Owner     SSN/TIN

     _________________________________________________________    ______________________________     _______________   ________%
     Full legal name or trust name* [_] Primary [_] Contingent    Relationship to Contract Owner     SSN/TIN

     _________________________________________________________    ______________________________     _______________   ________%
     Full legal name or trust name* [_] Primary [_] Contingent    Relationship to Contract Owner     SSN/TIN

     _________________________________________________________    Date of trust* [_][_] [_][_] [_][_]     Is trust revocable?*
     Executor/Trustee name*                                                       Month  Day    Year        [_] Yes   [_] No

                                                                  *This information is required for trusts.
     To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953).
===================================================================================================================================
 4   Type of American Legacy Contract
     Nonqualified:  [_] Initial Contribution  OR [_] 1035 Exchange
     Tax-Qualified (must complete plan type):    [_] Initial Contribution, Tax Year _______  OR [_] Transfer  OR [_] Rollover
     Plan Type (check one): [_] Roth IRA [_] Traditional IRA [_] Non-ERISA 403(b)* (transfers only) *Indicate plan year-end:
                                                                                                                      [_][_]  [_][_]
                                                                                                                       Month    Day

===================================================================================================================================
5a   Allocation (This section must be completed.)                    5b Dollar Cost Averaging (Complete only if electing DCA.)

     Initial minimum:  $25,000                                          $1,500 minimum required in the Holding Account

     Future contributions will follow the allocation below. If          Total amount to DCA:                   $ __________________
     DCA option is selected, the entire amount of each future                    OR
     contribution will follow the allocation in Section 5b.             MONTHLY amount to DCA:                 $ __________________
                                                                     ---------------------------------------------------------------
     If no allocations are specified in Section 5a or 5b, the           OVER THE FOLLOWING PERIOD:               __________________
     entire amount will be allocated to the Cash Management                                                         MONTHS (6-60)
     Fund pending instructions from the Contract Owner.

     ----------------------------------------------------------      -----------------------------------------------------------
     Please allocate my contribution of:                             FROM THE FOLLOWING HOLDING ACCOUNT (check one):

     $___________________     OR $___________________
     Initial contribution         Approximate amount                 [_] DCA FIXED Account
                                  from previous carrier              [_] Cash Management Fund*
                                                                     [_] U.S. Govt./AAA-Rated Securities Fund*
     ----------------------------------------------------------      -----------------------------------------------------------
     INTO THE FUND(S) BELOW                                          INTO THE FUND(S) BELOW.
     ----------------------------------------------------------      -----------------------------------------------------------
     Use whole percentages                                           Use whole percentages             * The holding account and
                                                                                                         the DCA fund elected
                       % Global Growth Fund                                       % Global Growth Fund   cannot be the same.
     -------------------                                             --------------
                       % Global Small Capitalizatio Fund                          % Global Small Capitalization Fund
     -------------------                                             --------------
                       % Growth Fund                                              % Growth Fund
     -------------------                                             --------------
                       % International Fund                                       % International Fund
     -------------------                                             --------------
                       % New World Fund                                           % New World Fund
     -------------------                                             --------------
                       % Growth-Income Fund                                       % Growth-Income Fund
     -------------------                                             --------------
                       % Asset Allocation Fund                                    % Asset Allocation Fund
     -------------------                                             --------------
                       % High-Yield Bond Fund                                     % High-Yield Bond Fund
     -------------------                                             --------------
                       % Bond Fund                                                % Bond Fund
     -------------------                                             --------------
                       % U.S. Govt./AAA-Rated Securities Fund                     % U.S. Govt./AAA-Rated Securities Fund*
     -------------------                                             --------------
                       % Cash Management Fund                                     % Cash Management Fund*
     -------------------                                             --------------
                       % Fixed Account                                            % Fixed Account
     -------------------                                             --------------
                       % DCA Fixed Account (must complete 5b)                     % Total (must = 100%)
     -------------------                                             ==============
                       % Total (must = 100%)
     ===================
     -------------------------------------------------------         -----------------------------------------------------------
                                                                     Future contributions will not automatically start a new DCA program. Instructions must accompany each DCA contribution.
-----------------------------------------------------------------------------------------------------------------------------------
5c   Cross-Reinvestment or Portfolio Rebalancing

     To elect either of these options, please complete the Cross-Reinvestment form (28051) or the Portfolio Rebalancing form
     (28887).
===================================================================================================================================
6    Automatic Withdrawals
     Note: Withdrawals exceeding 10% of the greater of total contract value or premium payments per year may be subject to contingent deferred sales charges.
-----------------------------------------------------------------   --------------------------------------------------------------
     [_] Please provide me with automatic withdrawals based on       [_]    Please provide me with automatic withdrawals
         _______% (may be between 1-10%) of the greater of total            of  $ _________________________
         contract value or premium payments, payable as follows:  OR

     [_] Monthly  [_] Quarterly [_] Semiannually [_] Annually        [_] Monthly [_] Quarterly [_] Semiannually [_] Annually

     Begin withdrawals in  [_][_]  [_][_]                            Begin withdrawals in [_][_]  [_][_]
                            Month   Year                                                   Month   Year
-----------------------------------------------------------------   --------------------------------------------------------------
     ELECT ONE: [_] Do withhold taxes   [_] Do not withhold taxes

     ELECT ONE: [_] Send check to address of record               OR  [_] Send check to the following alternate address:

     Note: If no tax withholding selection is made, taxes will be withheld.

     For direct deposit into your bank account,                       _____________________________________________________________
     an electronic fund transfer form must be completed
     and submitted with a voided check.                               _____________________________________________________________

                                                                      _____________________________________________________________

===============================================================================
 7   Automatic Bank Draft

     __________________________________________________________________________
     Print account holder name(s) EXACTLY as shown on bank records

     _______________________________________________________ ATTACH VOIDED CHECK
     Bank name                             ABA number

     __________________________________________________________________________
     Bank street address        City               State               ZIP

     Automatic bank draft start date: [_][_]   [_][_]   [_][_]    _____________________________________   $_______________________
                                      Month  Day (1-28)  Year     Checking account number                      Monthly amount

     I/We hereby request and authorize you to pay and charge to my/our account checks or electronic fund transfer debits processed by and payable to the order of Lincoln Life, P.O. Box 2348, Fort Wayne, IN 46801-2348, provided there are sufficient collected funds in said account to pay the same upon presentation. It will not be necessary for any officer or employee of Lincoln Life to sign such checks. I/We agree that your rights in respect to each such check shall be the same as if it were a check drawn on you and signed personally by me/us. This authority is to remain in effect until revoked by me/us, and until you actually receive such notice I/we agree that you shall be fully protected in honoring any such check or electronic fund transfer debit. I/We further agree that if any such check or electronic fund transfer debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever even though such dishonor results in the forfeiture of insurance or investment loss to me/us.
================================================================================
 8   Telephone/Internet Authorization (Check box if this option is desired.)

     [_] I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments, and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life, American Funds Distributors, Inc. and their affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.
================================================================================
 9 Replacement Will the proposed contract replace any existing annuity or life insurance contract?

     ELECT ONE: [_] No [_] Yes If yes, complete the 1035 Exchange or Qualified Retirement Account Transfer form.

     (Attach a state replacement form if required by the state in which the application is signed.)

     __________________________________________________________________________
     Company name

     __________________________________________________________________________
     Plan name                                                   Year issued

--------------------------------------------------------------------------------

     Fraud Warning Residents of all states except Virginia and Washington, please note:

     Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.
================================================================================
 10  Signatures

     All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for American Legacy III Plus and American Funds Insurance Series and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.


     _______________________________________________
     Signed at (city)          State
                                                       Date [_][_] [_][_] [_][_]
                                                             Month   Day   Year

     ___________________________  ____________________
     Signature of Contract Owner  Joint Contract Owner
                                  (if applicable)

     _________________________________________________ Date [_][_] [_][_] [_][_]
     Signed at (city)          State                        Month    Day   Year



     ---------------------------------------------------------------------------
     Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)

================================================================================
             FINANCIAL ADVISER MUST COMPLETE REVERSE SIDE (PAGE 4)
================================================================================

===============================================================================
     THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE SECURITIES DEALER OR FINANCIAL ADVISER. Please type or print.
================================================================================
11 Insurance in Force Will the proposed contract replace any existing annuity or life insurance contract?
     ELECT ONE: [_] No  [_] Yes   If yes, please list the insurance in force on
     the life of the proposed Contract Owner(s) and Annuitant(s):
     (Attach a state replacement form if required by the state in which the application was signed.)
                                                                  $
     ___________________________________________________________________________
     Company name                                 Year issued     Amount

================================================================================
 12  Additional Remarks

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
================================================================================
 13 American Funds/American Legacy Total Account Value (For Rights of Accumulation purposes.)

     My client owns a total of $ ____________________ in the American Funds mutual funds and/or American Legacy variable annuity products. NOTE: Please include the deposit amount for the purchase of this contract.

     ==========================================================================
 14  Dealer Information  Note: Licensing appointment with Lincoln Life is required for this application to be processed. If more than one representative, please indicate names and percentages in Section 12.

     ________________________________________   [_][_][_] [_][_][_]-[_][_][_][_]
     Registered representative's name (print    Registered representative's
     as it appears on NASD licensing)           telephone number

     ________________________________________   [_][_][_]-[_][_]-[_][_][_][_]
     Client account number at dealer (if        Registered representative's SSN
     applicable)

     __________________________________________________________________________
     Dealer's name

     ___________________________________________________________________________
     Branch address                   City              State             ZIP

     [_] CHECK IF BROKER CHANGE OF ADDRESS

================================================================================
 15  Representative's Signature

     The representative hereby certifies that he/she witnessed the signature(s) in Section 10 and that all information contained in this application is true to the best of his/her knowledge and belief.

     ___________________________________________________________________________
     Signature

================================================================================
       Send completed application -- with a check made payable to Lincoln Life -- to your investment dealer's home office or to:

       Lincoln Life              By Express Mail: Lincoln Life
       P.O. Box 2348                       Attention: American Legacy Operations
       Fort Wayne, IN 46801-2348           1300 South Clinton Street
                                           Fort Wayne, IN 46802

       If you have any questions regarding this application, call Lincoln Life at 800 942-5500.